UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Medical Properties Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-32559	20-0191742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, Alabama		35242
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 205 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share, of Medical Properties Trust, Inc	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
Medical Properties Trust, Inc.'s (the "Company") annual meeting of stockholders was held on May 26, 2022.
(b)
All of the proposals considered at the annual meeting were approved, including the election of all director nominees. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable.

Proposal 1: The election of nine directors to the board of directors of the Company, to serve until the next annual meeting of stockholders in 2023 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstentions:	Broker Non-Votes:
Edward K. Aldag, Jr.	427,731,279	15,019,597	7,463,355	69,372,634
G. Steven Dawson	395,056,934	52,834,136	2,323,161	69,372,634
R. Steven Hamner	417,321,693	30,566,525	2,326,013	69,372,634
Caterina A. Mozingo	446,058,422	1,870,000	2,285,809	69,372,634
Emily W. Murphy	446,131,986	1,785,920	2,296,325	69,372,634
Elizabeth N. Pitman	441,020,580	6,904,773	2,288,878	69,372,634
D. Paul Sparks, Jr.	440,778,386	7,100,592	2,335,253	69,372,634
Michael G. Stewart	434,026,236	13,860,150	2,327,844	69,372,635
C. Reynolds Thompson, III	432,495,535	11,523,899	6,194,797	69,372,634

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022:

For:	Against:	Abstentions:	Broker Non-Votes:
508,101,736	5,398,606	6,086,485	38

Proposal 3: The approval of a non-binding, advisory resolution approving named executive officer compensation:

For:	Against:	Abstentions:	Broker Non-Votes:
413,612,866	34,578,475	2,022,889	69,372,635

Proposal 4: The approval of the Company's Amended and Restated 2019 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
433,521,808	14,907,958	1,784,464	69,372,635

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

Date:	May 27, 2022	By:	/s/ R. Steven Hamner
R. Steven Hamner, Executive Vice President and Chief Financial Officer